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                        SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON D.C. 20549

                                      FORM 8-K

                              Current Report Pursuant

                           To Section 13 or 15(d) of the

                          Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   May 30, 2002


     Protection One, Inc.               Protection One Alarm Monitoring, Inc.
  (Exact Name of Registrant                  (Exact Name of Registrant
   as Specified in Charter)                   as Specified in Charter)

          Delaware                                   Delaware
 (State or Other Jurisdiction               (State or Other Jurisdiction
      of Incorporation)                          of Incorporation)

          0-247802                                   33-73002-1
  (Commission File Number)                    (Commission File Number)

         93-1063818                                  93-1065479
      (I.R.S. Employer                            (I.R.S. Employer
     Identification No.)                         Identification No.)

     818 S. Kansas Avenue                         818 S. Kansas Avenue
     Topeka, Kansas 66612                         Topeka, Kansas 66612
 (Address of Principal Executive             (Address of Principal Executive
  Offices, Including Zip Code)                Offices, Including Zip Code)

        (785) 575-1707                              (785) 575-1707
 (Registrant's Telephone Number,             (Registrant's Telephone Number,
     Including Area Code)                        Including Area Code)

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Item 4  Changes in Registrants' Certifying Accountant

         Effective May 30, 2002, the Audit and Finance Committees of the Boards of Directors of Protection One, Inc. and Protection One Alarm Monitoring, Inc.
(collectively, the "Companies") decided not to engage Arthur Andersen LLP
("Andersen") as the Companies' public accountants and engaged Deloitte & Touche
LLP ("Deloitte & Touche") to serve as the Companies' principal accountants for fiscal year 2002.

         Andersen's reports on the financial statements of the Companies for the two most recent years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Companies' two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 31, 2002 there were no disagreements between the Companies and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         The Companies provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter dated May 30, 2002, stating its agreement with such statements.

         During the Companies' two most recent fiscal years ended December 31, 2001 and the subsequent interim period through March 31, 2002, the Companies did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Companies' financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and
(ii) of Regulation S-K.


Item 7.  Exhibits.

(c) EXHIBITS:

         16.      Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated May 30, 2002.

         99.1     Press Release dated May 30, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Protection One, Inc.


Date:   MAY 30, 2002                     By:  /S/ DARIUS G. NEVIN
     -----------------                      ----------------------
                                              Darius G. Nevin
                                              Executive Vice President
                                              and Chief Financial Officer




                                         Protection One Alarm Monitoring, Inc.


Date:   MAY 30, 2002                     By:  /S/ DARIUS G. NEVIN
     ----------------                       ----------------------
                                              Darius G. Nevin
                                              Executive Vice President
                                              and Chief Financial Officer

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                                  EXHIBIT INDEX


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
16.      Letter from Arthur Andersen LLP to the Securities and Exchange
         Commission dated May 30, 2002.

99.1     Press Release dated May 30, 2002.